UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 2, 2003

DIAMOND ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation or organization)	0-17953 (Commission File Number)	22-2748019 (I.R.S. Employer Identification No.)

800 Tucker Lane, Walnut, California   91789
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989

____________________________________________________
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.

Changes in Registrant’s Certifying Accountant

On September 2, 2003 the Board of Directors of Diamond Entertainment Corporation (the “Company”) approved the engagement of Pohl, McNabola, Berg & Company LLP to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending March 31, 2003, and to re-audit the financial statements of the Company for the year ended March 31, 2002.

During the  Registrant's  two most recent  fiscal years ended March 31,2002 and 2003, and up to the date of engagement,  the Registrant did not consult with Pohl, McNabola, Berg & Company LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

On August 26, 2003, the Company filed its 8-K/A, Commission File Number 0-17953 reporting the resignation of its previous principal independent accountant, Stonefield Josephson, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ENTERTAINMENT CORPORATION.
Date: September 8, 2003	By: /s/ Fred U. Odaka Fred U. Odaka, Chief Financial Officer